Exhibit 10.2

THE AES CORPORATION

as the Company

and

AES HAWAII MANAGEMENT COMPANY, INC.

AES NEW YORK FUNDING, L.L.C.

AES OKLAHOMA HOLDINGS, L.L.C.

AES WARRIOR RUN FUNDING, L.L.C.

as Subsidiary Guarantors party hereto

and

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

as Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of July 29, 2003

to

SENIOR INDENTURE

Dated as of December 13, 2002

10% Senior Secured Notes Due 2005

FIRST SUPPLEMENTAL INDENTURE dated as of July 29, 2003 (the “First Supplemental Indenture”) among THE AES CORPORATION, a Delaware corporation (the “Company”), AES HAWAII MANAGEMENT COMPANY, INC., a Delaware corporation and a subsidiary of the Company and its successors, AES NEW YORK FUNDING, L.L.C., a Delaware limited liability company and a subsidiary of the Company and its successors, AES OKLAHOMA HOLDINGS, L.L.C., a Delaware limited liability company and a subsidiary of the Company and its successors and AES WARRIOR RUN FUNDING, L.L.C., a Delaware limited liability company and a subsidiary of the Company and its successors, as Subsidiary Gurantors party hereto (the “Subsidiary Guarantors”) and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

WHEREAS, the Company entered into a Senior Indenture dated as of December 13, 2002 (as amended or supplemented from time to time, hereinafter called the “Indenture”), between the Company and the Trustee providing for the issuance from time to time of up to such Principal amount or amounts as may from time to time be authorized of the Company’s 10% Senior Secured Notes due 2005 (the “Notes”) in accordance with the terms of the Indenture; and

WHEREAS, Section 9.01 of the Indenture provides that the Indenture may be amended by the Company and the Trustee without notice to or the consent of any Holder to make certain changes; and

WHEREAS, Section 4.08(a) of the Indenture provides that if any of the Company’s Subsidiaries shall Guarantee any indebtedness under the Senior Secured Credit Facilities, then such Subsidiary shall, contemporaneously with the granting of such Guarantee, Guarantee the Company’s Obligations under the Indenture equally and ratably with (or prior to) the Senior Secured Credit Facilities so Guaranteed, so long as the Senior Secured Credit Facilities shall be so Guaranteed; and

WHEREAS, all conditions and requirements necessary to make this First Supplemental Indenture a valid and binding instrument in accordance with its terms and the terms of the Indenture have been satisfied;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Company, the Subsidiary Guarantors and the Trustee hereby covenant and agree as follows:

SECTION 1.  Defined Terms.  For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, all capitalized terms defined herein and in the Indenture shall have the meanings assigned to them herein.  All capitalized terms not defined herein shall have the meanings assigned to them in the Indenture.  Unless otherwise expressly specified, all references to a “Section” herein refer to a section of this First Supplemental Indenture.

SECTION 2.  Amendment of Section 1.01 of Indenture.  Section 1.01 of the Indenture is hereby amended by adding the following definitions:

“Guaranteed Obligations” has the meaning set forth in Section 12.01.

“Subsidiary Guarantors” means AES Hawaii Management Company, Inc., AES New York Funding, L.L.C., AES Oklahoma Holdings, L.L.C. and AES Warrior Run Funding, L.L.C.

“Subsidiary Guaranty” has the meaning set forth in Section 12.01.

SECTION 3.  Addition of Article 12: Subsidiary Guaranty.  In accordance with Section 4.08 of the Indenture, the following Article is hereby added to the Indenture:

ARTICLE 12

subsidiary guaranty

Section 12.01.  The Subsidiary Guaranty.  Subject in each case to the provisions of Section 12.07, each of the Subsidiary Guarantors hereby, jointly and severally, unconditionally guarantees as primary obligor and not merely as surety, the Company’s Obligations under the Indenture equally and ratably with such Subsidiary Guarantor’s Guarantee of the Company’s Obligations under the Senior Secured Credit Facilities (the guaranty referred to above is referred to as the “Subsidiary Guaranty”).  Upon failure by the Company to pay punctually any such amount, the Subsidiary Guarantors shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Indenture.  The Obligations of the Company under the Indenture guaranteed by the Subsidiary Guarantors are referred to as the “Guaranteed Obligations”.  Without limiting the generality of the foregoing, each Subsidiary Guarantor’s liability hereunder shall extend to all amounts which constitute part of the Obligations guaranteed by it hereunder and would be owed by the Company hereunder but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

Section 12.02.  Guaranty Absolute.  Each Subsidiary Guarantor, jointly and severally guarantees that, subject to Section 12.07, the Guaranteed Obligations will be paid strictly in accordance with the terms of this Indenture.  The respective obligations of each of the Subsidiary Guarantors under the

Subsidiary Guaranty are independent of the Indenture Obligations.  The obligations of each Subsidiary Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(i)            any extension, renewal, settlement, compromise, waiver or release in respect of any Obligation of the Company or the other Subsidiary Guarantors under the Indenture or any Note, by operation of law or otherwise;

(ii)           any lack of validity or enforceability of the Indenture;

(iii)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of the Company under the Indenture, or any other amendment of or supplement to or waiver of or any consent to departure from the Indenture, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Company or otherwise;

(iv)          any taking, exchange, release, impairment, invalidity or nonperfection of any Collateral;

(v)           any manner of application of the Collateral or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of the Company or the other Subsidiary Guarantors under the Indenture, or any other property or assets of the Company or the other Subsidiary Guarantors or any of their Subsidiaries;

(vi)          any failure by the Collateral Agent or the Trustee to disclose to the Company or the other Subsidiary Guarantors any information relating to the financial condition, operations, properties or prospects of the Company or the other Subsidiary Guarantors now or hereafter known to the Collateral Agent or the Trustee, as the case may be (such other Subsidiary Guarantors waiving any duty on the part of the Collateral Agent or the Trustee to disclose such information);

(vii)         any change in the corporate existence, structure or ownership of the Company or the other Subsidiary Guarantors, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company or the other Subsidiary Guarantors or their assets or any resulting release or discharge of any Obligation of the Company or the other Subsidiary Guarantors contained in the Indenture or any Note;

(viii)        the existence of any claim, set-off or other rights which any of the other Subsidiary Guarantors may have at any time against the Company, the Collateral Agent, the Trustee or any other Person, whether in connection herewith or with any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(ix)           any invalidity or unenforceability relating to or against the Company or the other Subsidiary Guarantors for any reason of the Indenture or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by the Company or the other Subsidiary Guarantors of the principal of or interest on any Note or any other amount payable by them under the Indenture; or

(x)            any other act or omission to act or delay of any kind by the Company, the other Subsidiary Guarantors, the Collateral Agent, the Trustee or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to another Subsidiary Guarantor’s obligations hereunder.

Section 12.03.  Discharge Only Upon Payment in Full, Reinstatement in Certain Circumstances.  Subject to Section 12.08, each Subsidiary Guarantor’s obligations hereunder shall remain in full force and effect until the Guaranteed Obligations have been paid in full.  If at any time the payment of principal of or interest on any Note or any other amount payable by the Company under the Indenture is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the applicable Subsidiary Guarantor’s obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

Section 12.04.  Waiver by the Subsidiary Guarantors.  Each Subsidiary Guarantor irrevocably waives promptness, diligence, notice of acceptance, presentment, protest and any other notice with respect to any of its Guaranteed Obligations and this Subsidiary Guaranty and waives any requirement that at any time any action be taken by any Person against the Company or any other Person.

Section 12.05.  Subrogation.  Upon making any payment with respect to the Company under this Article, the applicable Subsidiary Guarantor shall be subrogated to the rights of the payee against the Company with respect to such payment; provided that no Subsidiary Guarantor shall enforce any payment by way of subrogation until all amounts of principal of and interest on the Notes and all other amounts payable by the Company under the Indenture shall have been paid in full.

Section 12.06.  Stay of Acceleration.  In the event that acceleration of the time for payment of any amount payable by the Company under the Indenture or the Notes is stayed upon insolvency, bankruptcy or reorganization of the Company, all such amounts otherwise subject to acceleration under the terms of the Indenture shall nonetheless be payable by the applicable Subsidiary Guarantor hereunder forthwith on demand by the Trustee or the Holders.

Section 12.07.  Limitation of Liability.  The obligations of each Subsidiary Guarantor under this Article shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Article subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law (including, without limitation, the provisions of the Uniform Fraudulent Transfer Act and the Uniform Fraudulent Conveyance Act, to the extent incorporated in applicable state law).

Section 12.08.  Release of Subsidiary Guarantors.  The Subsidiary Guaranty of a Subsidiary Guarantor will terminate upon

(1)           a sale or other disposition (including by way of consolidation or merger) of the Subsidiary Guarantor or the sale or disposition of all or substantially all the assets of the Subsidiary Guarantor (in each case other than to the Company or a Subsidiary) otherwise permitted by the Indenture,

(2)           the cessation of the circumstances requiring the Subsidiary Guaranty, or

(3)           defeasance or discharge of the Notes, as provided in Section 8.05.

Upon delivery by the Company to the Trustee of an Officer’s Certificate and an Opinion of Counsel to the foregoing effect, the Trustee will execute any documents reasonably required in order to evidence the release of the Subsidiary Guarantor from its obligations under its Subsidiary Guaranty.

Section 12.09.  Execution and Delivery of Subsidiary Guaranty.  The execution by each Subsidiary Guarantor of this First Supplemental Indenture evidences the Guaranteed Obligations of such Subsidiary Guarantor, whether or not the person signing as an officer of the Subsidiary Guarantor still holds that office at the time of authentication of any Note.  The delivery of any Note by the Trustee after authentication constitutes due delivery of the Guaranteed Obligations set forth in the Indenture on behalf of each Subsidiary Guarantor.

SECTION 4.  Consent to Amendments to Security Agreement and Collateral Trust Agreement.  The Trustee hereby consents to the execution by the Collateral Trustees of (i) Amendment No. 1 dated as of July 29, 2003 (the “Security Amendment”) to the Security Agreement in the form attached hereto as Exhibit A and (ii) Amendment No. 1 dated as of July 29, 2003 (the “Collateral Trust Amendment”) to Collateral Trust Agreement in the form attached hereto as Exhibit B, including the release of the Liens created by the Collateral Documents on less than all or substantially all of the Collateral as contemplated therein.

SECTION 5.  Effectiveness.  This First Supplemental Indenture shall become effective on the date hereof when the following conditions are met:

(a)           The Trustee shall have received, and shall be fully protected in relying upon, in accordance with the terms of the Indenture, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to Article 9 of the Indenture is authorized or permitted by the Indenture, stating that all requisite consents have been obtained or that no consents are required and stating that this First Supplemental Indenture constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to customary exceptions; and

(b)           The Company and the Trustee shall have received duly executed counterparts hereof signed by the parties hereto.

SECTION 6.  Ratification.  The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed. This First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent provided herein and therein.

SECTION 7.  Governing Law.  The laws of the State of New York shall govern this First Supplemental Indenture.

SECTION 8.  Counterparts.  This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and attested, on the date or dates indicated in the acknowledgments and as of the day and year first above written.

THE AES CORPORATION, as the Company

By:
Name:

Title:

AES HAWAII MANAGEMENT COMPANY, INC., as Subsidiary Guarantor party hereto

By:
Name:

Title:

AES NEW YORK FUNDING, L.L.C., as Subsidiary Guarantor party hereto

By:
Name:

Title:

AES OKLAHOMA HOLDINGS, L.L.C., as Subsidiary Guarantor party hereto

By:
Name:

Title:

AES WARRIOR RUN FUNDING, L.L.C., as Subsidiary Guarantor party hereto

By:
Name:

Title:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee

By:
Name:

Title:

THE AES CORPORATION

Officers’ Certificate

Pursuant to Sections 10.02 and 10.03 of the Senior Indenture dated as of December 13, 2002, as may be amended or supplemented from time to time (the “Indenture”) between The AES Corporation, a Delaware corporation (the “Company”) and Wells Fargo Bank Minnesota, National Association (the “Trustee”) under which the Company’s 10% Senior Secured Notes Due 2005 were issued, each of the undersigned hereby certifies as follows:

1.             I have read the covenants, conditions and definitions of the Indenture concerning the authorization, execution and delivery of the First Supplemental Indenture thereto dated as of July 29, 2003 (the “First Supplemental Indenture”) between the Company, the Subsidiary Guarantors party thereto and the Trustee.

2.             I have examined originals or copies, certified or otherwise identified to my satisfaction, of corporate records and other documents and instruments as I have deemed necessary or advisable for the purpose of rendering this certificate.

3.             In my opinion, I have made such examination as is necessary to enable me to express an informed opinion as to whether or not the conditions concerning the authorization, execution and delivery of the First Supplemental Indenture have been complied with.

4.             In my opinion, all conditions precedent and covenants provided for in the Indenture, which relate to the execution and delivery of the First Supplemental Indenture have been complied with.

5.             The officer executing the First Supplemental Indenture is authorized to execute and deliver the First Supplemental Indenture.

Capitalized terms not otherwise defined herein have the definitions given to them in the Indenture.

IN WITNESS WHEREOF, the undersigned have signed this certificate as of the 29th day of July, 2003.

THE AES CORPORATION

By:
Name:
Title:

THE AES CORPORATION

By:
Name:
Title:

[DAVIS POLK LETTERHEAD]

July 29, 2003

Wells Fargo Bank Minnesota, National Association,

as Trustee

Sixth Street and Marquette Avenue

MAC N9303-120

Minneapolis, MN 55479

Ladies and Gentlemen:

We have acted as counsel for The AES Corporation, a Delaware corporation (the “Company”) in connection with the First Supplemental Indenture dated as of July 29, 2003 (the “First Supplemental Indenture”) among the Company, the Subsidiary Guarantors party thereto and the Trustee.  Terms used but not otherwise defined herein have the meaning specified in the First Supplemental Indenture.

We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.  We have assumed the genuineness of all signatures, the conformity to authentic original documents of all documents submitted to us as copies and the authenticity of all documents submitted to us as originals.

Based upon the foregoing, we are of the opinion that:

1.             The execution of the First Supplemental Indenture is permitted by the Indenture and all conditions precedent under the Indenture relating thereto have been complied with.

2.             The First Supplemental Indenture, when executed and delivered by the parties thereto, will constitute a valid and binding obligation of each of the Company and Subsidiary Guarantors, enforceable in accordance with its terms.

Our opinions set forth above are subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity.  We express no opinion as to the effect of Section 548 of the United States Bankruptcy Code or any similar provisions of State law.  We have not considered, and express no opinion with respect to, the U.S. federal or state income tax consequences to any Holder, and have assumed for purposes of this opinion that such consequences, if any, will not adversely affect the interest of the Holders of any Notes in any material respect.

We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the United States of America.

This opinion is rendered solely to you in connection with the above matter.  This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

Very truly yours,